SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 25, 1997


                                LogiMetrics, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                    0-10696                    11-2171701
     ---------------            -----------                -----------
     (State or other           (Commission File            (IRS Employer
     jurisdiction of            Number)                    identification
     incorporation)                                        No.)


                    50 Orville Drive, Bohemia, New York 11716
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (516) 784-4110

LogiMetrics, Inc. hereby amends Item 7 of its Form 8-K as follows:

Item 7. Financial Statements and Exhibits

        (a)      Financial Statements of mmTech, Inc.

                 (i) Report of Reydel, Perier & Neral, PA, Independent Auditors,
                     dated February 7, 1997;

                (ii) Report of Reydel, Perier & Neral, PA, Independent Auditors,
                     dated June 19, 1997;

               (iii) Balance  Sheets  of mmTech as of October 31, 1996 and 1995
                     and (unaudited) as of March 31, 1997;

               (iv)  Statements  of Operations and Retained Earnings of  mmTech
                     for   the  years  ended  October 31, 1996  and  1995   and
                     (unaudited) for the five-month periods ended March 31, 1997 and 1996;

               (v) Statements of Cash Flows of mmTech for the years ended October 31, 1996 and 1995 and (unaudited) for the five month periods ended March 31, 1997 and 1996; and

              (vi)   Notes to Financial Statements of mmTech.

        (b)    Pro Forma Financial Information

               (i) Summary of Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended June 30, 1996 and 1995 and for the nine-month periods ended March 31, 1997 and 1996;

              (ii) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1997;

             (iii)  Unaudited  Pro  Forma  Condensed  Combined   Statements  of
                    Operations for the years ended June 30, 1996 and 1995 and for the nine-month periods ended March 31, 1997 and 1996; and

             (iv) Notes to Unaudited Pro Forma Condensed Combined Financial Information.

        (c)      Exhibits

         Exhibit 2.1 Agreement and Plan of Merger, dated December 18, 1996. Previously filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, dated December 18, 1996, and incorporated herein by reference.

         Exhibit   2.2  Amendment to Merger  Agreement,  dated April 25,  1997.
                   Previously   filed  as  Exhibit  2.2 to the Company's Current
                   Report on Form 8-K, dated April 25, 1997 and incorporated herein by reference.

                          INDEPENDENT AUDITORS' REPORT


To the Stockholder of
mmTech, Inc.

We have audited the accompanying balance sheet of mmTech, Inc. as of October 31, 1996, and the related statements of income, accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the physical inventory (stated at $390,868) taken as of October 31, 1995, since that date was prior to our engagement as auditors for the Company.

In our opinion, except for the effects of any adjustments that might have been determined to be necessary in the statements of income, accumulated deficit, and cash flows had we been able to observe the physical inventory taken as of October 31, 1995, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of mmTech, Inc. as of October 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The 1995 financial statements were compiled by another accountant, and his report thereon, dated May 3, 1996, stated he did not audit or review these financial statements and, accordingly, expressed no opinion or other form of assurance on them.



                                             REYDEL, PERIER, NERAL
                                             Certified Public Accountants

Wall, New Jersey
February 7, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Stockholder of
mmTech, Inc.

We have audited the accompanying balance sheet of mmTech, Inc. as of October 31, 1995, and the related statements of income, accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence suppporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the physical inventories taken as of October 31, 1995 and 1994, since those dates were prior to our engagement as auditors for the Company.

In our opinion, except for the effects of any adjustments that might have been determined to be necessary in the statements of income, accumulated deficit, and cash flows had we been able to observe the physical inventories taken as of October 31, 1995 and 1994, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of mmTech, Inc. as of October 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The 1994 financial statements were compiled by another accountant, and his report thereon, dated December 13, 1994, stated he did not audit or review those financial statements and, accordingly, expressed no opinion or other form of assurance on them.


                                                  REYDEL, PERIER & NERAL
                                                  Certified Public Accountants

Wall, New Jersey
June 19, 1997


mmTech, Inc.
Balance Sheets


                                                  March 31, 1997        October 31, 1996       October 31, 1995
                                                   (unaudited
Assets

Cash                                            $ (12,076)                 $ 8,850                $  190,133
Accounts receivable                             1,444,155                  629,678                   285,323
Inventory                                         885,786                1,151,699                   390,868
Prepaid expenses                                   10,373                    9,909                        --
Advance payments                                   25,500                   29,500                    41,500
                                                   ------                   ------                    ------

     Total current assets                       2,353,738                1,829,636                   907,824
                                                ---------                ---------                   -------

Gross property, plant and equipment              248,752                   227,954                   155,453
Accumulated depreciation                         (98,293)                  (79,985)                  (28,301)
                                                 -------                   -------                   -------
Net property, plant and equipment                 150,459                  147,969                   127,152
Other assets                                        2,648                      464                     3,528
                                              -----------              -----------               -----------
Total assets                                  $ 2,506,845              $ 1,978,069               $ 1,038,504
                                              ===========              ===========               ===========

Liablilities and Stockholder's Equity (Deficit)

Current liabilities:
   Accounts payable                             $ 398,982               $  256,012                 $ 213,743
   Accrued expenses                                91,136               $  147,857                 $  18,636
   Customer deposits                              975,327                1,206,096                        --
   Loans payable                                  574,399                  212,868                   370,000
   Income Tax                                     198,090                       --                        --
                                                  -------                ---------                 ---------
Total current liabilities                       2,237,934                1,823,433                   602,379

Customer deposits, non-current                       --                         --                   651,525
Loan payable, non-current                            --                    179,886                        --
                                               ----------                ---------                   -------

Total liabilities                               2,237,934                2,003,319                 1,253,904
                                               ----------                ---------                 ---------
Stockholder's equity (deficit):
Common stock, no par value, 100 shares
   Authorized, issued and outstanding              1,000                     1,000                     1,000
Accumulated earnings (deficit)                   267,911                   (26,250)                 (216,400)
                                                --------                 ---------                  ---------

   Total stockholder's equity (deficit)          268,911                   (25,250)                 (215,400)
                                                -------                    -------                  --------
Total liabilities and stockholders'
  equity (deficit)                          $  2,506,845               $ 1,978,069               $ 1,038,504
                                             ===========               ===========               ===========





MMTECH, INC.
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

                                                                      FIVE MONTHS ENDED                            YEAR ENDED
                                                                           MARCH 31,                               OCTOBER 31,
                                                                      1997         1996                    1996                 1995
                                                                         (UNAUDITED)

REVENUES                                                            $ 2,660,649    979,839              $  3,841,351    $  2,228,696

COST OF REVENUES                                                      1,696,768    710,401                 2,484,474       1,285,204

GROSS PROFIT                                                            963,881   (269,438)                1,356,877         943,492

COSTS AND EXPENSES

                  ADMINISTRATION                                        307,644    245,035                   735,814         491,147
                  ENGINEERING                                           120,132    108,018                   280,861         235,480
                  COMMISSIONS                                            61,271     24,105                    90,356          30,964
                  INTEREST EXPENSE                                       17,791     20,557                    45,720            --
                  LOSS ON FIXED ASSETS                                      --      13,976                    13,976            --
                                                                        -------    -------                    ------        --------

INCOME (LOSS ) BEFORE INCOME TAXES                                      457,043   (142,253)                  190,150         185,901
                                                                        -------   --------                   -------         -------

INCOME TAX PROVISION                                                    198,088         --                        --            --
                                                                        -------   --------                   -------        --------

NET INCOME (LOSS)                                                       258,955   (142,253)                  190,150         185,901
                                                                        -------   --------                   -------         -------

RETAINED EARNINGS (DEFICIT)
BALANCE, BEGINNING OF PERIOD                                            (26,250)  (216,400)                 (218,400)      (402,301)
BALANCE, END OF PERIOD                                               $  232,705 $ (358,653)                $ (26,250)      (216,400)





MMTECH, INC.
STATEMENTS OF CASH FLOWS

                                                           Five months ended March 31,         Year  Ended  October 31,
                                                              1997                1996           1996              1995
                                                                   (UNAUDITED)

OPERATING ACTIVITIES:
      Net Income                                             $ 258,956    $   (142,255)      $  190,150        $  185,901
      Adjustments  to  reconcile  net income to cash (used in)
         provided by operating activities:
      Depreciation                                              19,053          20,431           52,304            19,341
      Loss on disposal of fixed assets                          --                 --            13,976                --
      Change in operating assets and liabilities:
             (Increase) Decrease in:
                Accounts Receivable                           (816,227)       (248,373)        (344,353)          (85,051)
                Inventory                                      265,913        ( 14,253)        (760,831)         (203,156)
                Prepaid Expenses                               (12,572)          5,000           (9,909)               --
                Advance Payments                              (230,764)       (196,382)          12,000            12,000
                Security Deposits                                  --               --            3,064            (3,064)
             Increase( Decrease) in:
                Accounts Payable                               (58,326)        412,860           42,868           142,524
                Accrued Expenses                              (335,613)        (42,267)         129,221             5,467
                Customer Deposits                                 --                --          554,571          (224,475)
                                                            -----------       ---------        ---------         ---------
     Net cash (used in) provided by operating activities      (238,354)       (333,239)        (116,939)         (150,513)
                                                            -----------       ---------         --------          --------

INVESTING ACTIVITIES:

      Purchases of fixed assets                                  --              --             (87,097)          (51,845)
          Net cash  (used  in)  provided  by  investing     ----------        ---------        ---------          --------
               activities                                        --              --             (87,097)          (51,845)
                                                            ----------        ---------        ---------          --------

FINANCING ACTIVITIES:
      Loan Proceeds                                            217,428         155,000           48,786           485,000
      Loan Payments                                              --              --             (26,032)         (115,000)
                                                             ---------        --------         --------          --------
             Net cash (used in) provided by financing          217,428         155,000           22,754           370,000
               activities                                    ---------        --------         --------          --------

NET INCREASE (DECREASE) IN CASH                                (20,926)       (178,239)        (181,283)          167,642

CASH AND CASH EQUIVALENTS

      BEGINNING OF PERIOD                                        8,850         190,133          190,133            22,491

      END OF PERIOD                                          $ (12,076)        $11,894       $    8,850       $   190,133


                       Notes to the Financial Statements

                      For the Year Ended October 31, 1996

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of business

     The  Company  is   primarily   engaged  in  designing   and   manufacturing
     telecommunications  equipment used in Local Multipoint Distribution Service
     (LMDS) systems that deliver wireless video, telephone and data signals.

     Trade accounts receivable

     The Company  considers   accounts   receivable  to  be  fully  collectible;
     accordingly, no allowance for doubtful accounts is required. As amounts are determined to be uncollectible they are charged to operations.

     Inventories

     Inventories are valued at cost (first-in, first-out) or market, whichever is lower.

     Property and Equipment

     Assets are recorded at cost and depreciated over their estimated useful lives using various accelerated methods. The estimated lives by asset class are as follows:

          Furniture                     7 years
          Machinery and equipment       5 years
          Leasehold improvements        5 years

     Expenditures for maintenance and repairs are charged to operations as incurred. Expenditures for betterments and major renewals are capitalized. The cost of assets sold or retired and the related amounts of accumulated depreciation are eliminated from the accounts in the year of disposal and the resulting gains or losses are included in operations.

     Income taxes

     No provision or liability for federal or state income taxes has been included in the financial statements. The Company had a $215,104 federal and state net operating loss carry forward as of October 31, 1995, $190,150 of which will be used to offset income for the year ended October 31, 1996.


     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - CUSTOMER DEPOSITS

     During 1996, the Company received $1,000,000 from its principal customer as advance payment for seven product installations in Brooklyn, New York. All installations are expected to be completed by October 1997. The balance of the customer deposits at October 31, 1996 were attributable to two installations in Thailand expected to be completed in May 1997.

NOTE 3 - LOANS PAYABLE

     Loans payable at October 31, 1996 include the following:

          a.  Capital lease payable due May 30, 2001,
              payable at $1,100 per month, including
              interest at 10% per annum.                       $  48,786

          b.  Stockholder working capital loan payable
              at an interest rate of 7% per annum                343,968
                                                                 -------
               Total loans payable                               392,754
               Due within one year                              (212,868)
                                                                --------
               Long term loan payable                          $ 179,886
                                                               =========

     Loans payable mature as follows:

               Year ended October 31,
                    1997                                       $212,868
                    1998                                        179,886

NOTE 4 - SUPPLEMENTAL CASH FLOW INFORMATION

     Supplemental cash flow information for the year ended October 31, 1996 is as follows:

               State income taxes paid                           None
               Interest expense paid                         $  46,568


NOTE 5 LEASE CONTRACTS

     The Company is obligated under several  non-cancelable operating leases for
office space and equipment  rentals.   Annual  minimum lease payments under non-
cancelable operating leases as of October 31, 1996 were as follows:

                    1997                97,791
                    1998                97,502
                    1999                90,305
                    2000                29,827
                    ----                ------
                                       315,425
                                       =======

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL INFORMATION

The following unaudited condensed combined financial information sets forth the combined financial position and combined results of operations of LogiMetrics, Inc ("LogiMetrics") and mmTech, Inc. ("mmTech") assuming the Merger was accounted for using the "pooling of interests" method of accounting and that the Merger was consummated (i) as of March 31, 1997, for the unaudited pro forma condensed combined balance sheet and (ii) as of the beginning of the earliest period presented in the unaudited pro forma condensed combined statements of operations.

For all periods presented in the unaudited pro forma condensed combined statements of operations, the weighted average number of common and common equivalent shares gives affect to the issuance of 19,247,800 shares of LogiMetrics common stock in exchange for all of the issued and outstanding shares of mmTech common stock.

The unaudited pro forma information combines the historical balance sheets of LogiMetrics and mmTech as of March 31, 1997 and the historical statements of operations of LogiMetrics for the years ended June 30, 1996 and 1995, and (unaudited) the nine-month periods ended March 31, 1997 and 1996, with the historical statements of operations of mmTech for the fiscal years ended October 31, 1996 and 1995, and (unaudited) the nine-month periods ended March 31, 1997 and July 31, 1996, respectively.

The following unaudited pro forma condensed combined information is presented for illustration purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the Merger been in effect during those periods or which may be reported in the future. The statements should be read in conjunction with the historical financial statements and notes thereto of mmTech which have been included elsewhere herein in this Form 8-K filing. The statements should also be read in conjunction with the historical financial statements of LogiMetrics included in the Annual Report on Form 10-KSB.

 Summary of Unaudited Pro Forma Condensed Combined Statements of Operations



                                                     FOR THE NINE MONTHS ENDED                      FOR THE YEAR ENDED
                                                            MARCH 31,                                     JUNE 30,

                                                         1997                1996                1996                 1995

Net revenues                                        $ 8,506,741          $ 6,626,820         $ 8,410,894         $ 11,134,314

Cost and expenses:
      Cost of revenues                                7,381,967            7,643,448           9,969,061            7,722,956
      Selling, general and admin.                     2,553,983            2,344,078           3,233,804            2,691,620

Income (loss) from operations                        (1,429,209)           (3,360,706)         (4,791,971)             719,738

Net interest expense                                    552,227              290,693             455,741              305,560
Income tax expense (benefit)                            161,524             (246,750)           (299,000)              70,500

Net Income (loss)                                    (2,142,959)          (3,404,649)         (4,948,712)             343,678

Preferred stock dividends                               171,079                 -                 57,205                    -

Net income (loss) available
to common shareholders                             $ (2,314,038)        $ (3,404,649)       $ (5,005,917)           $ 343,678

(Loss) per common share
      Primary                                           $ (0.10)             $ (0.15)            $ (0.23)              $ 0.02
      Fully diluted                                     $ (0.10)             $ (0.15)            $ (0.23)              $ 0.02

Weighted Average Number of
      Common and Common equivalent
      shares outstanding:                             22,251,991          22,108,402          22,110,218           21,970,414






See accompanying notes to unaudited pro forma condensed combined financial information.




              Unaudited Pro Forma Condensed Combined Balance Sheet
                                 March 31, 1997


                                            LogiMetrics       mmTech
                                             March 31,        March 31,                                       Combined
                                                1997            1997                                          March 31,
                                             Historical       Historical                Adjustments              1997

 ASSETS
    Current assets

     Cash                                  $   100,762          (12,076)                                           88,686
     Accounts receivable                       932,626        1,444,155                                         2,376,781
     Costs and estimated earnings in
      excess of billings on uncompleted
      contracts                               734,876               --                                            734,876
     Inventories                            2,151,411           885,786                                         3,037,197
     Prepaid expenses and other
       current assets                         102,790            35,873                      -                    138,663
                                            ---------          --------
              Total assets                 $4,022,465         2,353,738                                       $ 6,376,203
                                            ----------        ----------                                       -----------
Net property plant and equipment              440,401           150,459                                           590,860
Deferred financing costs                      187,344                -                                            187,344
Other assets                                   20,300             2,648                                            22,948
                                            ---------         ---------                                        ----------
TOTAL ASSETS                                4,670,510         2,506,845                     -                   7,177,355
                                            ---------         ---------                                        ----------
 LIABILITIES
   Current Liabilities
     Account payable and other accrued
       expenses                            4,116,042            490,118                                         4,606,160
     Customer advances                        59,620            975,327                                         1,034,947
     Accrued Warranty Expenses               150,000               --                                             150,000
     Current portion of long-term debt       705,076            574,399                                         1,279,475
     Income taxes                               --              198,090                                           198,090
                                             -------            -------                     ---------          -----------
          Total current liabilities        5,030,738          2,237,934                        --               7,268,672

   Long term debt                          3,130,097             36,310                                         3,166,407
                                           ---------          ---------                    ----------          ----------
              Total liabilities            8,160,835          2,274,244                                        10,435,079
                                           ---------          ---------                    ----------          ----------
 STOCKHOLDERS' EQUITY (DEFICIENCY):
    Preferred Stock                          990,564                                                              990,564
    Warrants                               1,023,234               -                                            1,023,234
    Common Stock-LogiMetrics ($.01 par value) 31,436               -                  192,478                     223,914
    Common Stock-mmTech (no par value)          -                1,000                 (1,000)                      -
    Additional paid-in capital             1,836,061               -                 (191,478)                  1,644,583
    Retained earnings(accumulated deficit)(7,208,670)          231,601                  -                       6,977,069
    Stock subscriptions receivable          (162,950)              -                    -                        (162,950)
                                          -----------         ---------             ----------                 ----------
    Total stockholders'equity (deficiency)(3,490,325)          232,601                  -                      (3,257,724)


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY (DEFICIENCY)       $4,670,510         2,506,845                  -                     $ 7,177,355


         Unaudited Pro Forma Condensed Combined Statements of Operations
                         Fiscal Year Ended June 30, 1996

                                                   LOGIMETRICS            MMTECH
                                                  JUNE 30, 1996      OCTOBER 31, 1996                             COMBINED
                                                   HISTORICAL            HISTORICAL         ADJUSTMENTS         JUNE 30, 1996


Net revenues                                       $ 5,038,193            3,841,351           (468,650)          $ 8,410,894

Cost and expenses:
    Cost of revenues                                 7,953,237            2,484,474           (468,650)            9,969,061
    Selling, general and admin.                      2,112,797            1,121,007                -               3,233,804

Income (loss) from operations                       (5,027,841)             235,870                -              (4,791,971)

Net interest expense                                   410,021               45,720                -                 455,741
Income tax expense (benefit)                          (299,000)                 -                  -                (299,000)

Net Income (loss)                                   (5,138,862)             190,150                -              (4,948,712)

Preferred stock dividends                               57,205                    -                                   57,205

Net income (loss) available
to common shareholders                            $ (5,196,067)             190,150                -            $ (5,005,917)

(Loss) per common share
    Primary                                            $ (1.82)                                                 $      (0.23)
    Fully diluted                                      $ (1.82)                                                 $      (0.23)

Weighted Average Number of
    Common and Common equivalent
    shares outstanding:                              2,862,418                                                     22,110,218


See accompanying notes to unaudited pro forma condensed combined financial information.


         Unaudited Pro Forma Condensed Combined Statements of Operations
                         Fiscal Year Ended June 30, 1995

                                                   LOGIMETRICS            MMTECH
                                                 JUNE, 30, 1995      OCTOBER 31, 1995                             COMBINED
                                                   HISTORICAL            HISTORICAL         ADJUSTMENTS         JUNE 30, 1995


Net revenues                                      $ 8,905,618            2,228,696               -             $ 11,134,314

Cost and expenses:
    Cost of revenues                                6,437,752            1,285,204               -                7,722,956
    Selling, general and admin.                     1,934,029              757,591               -                2,691,620

Income from operations                                533,837              185,901               -                  719,738

Net interest expense                                  305,560                  -                 -                  305,560
Income tax expense (benefit)                           70,500                  -                 -                   70,500

Net Income                                            157,777              185,901                   -              343,678

Preferred stock dividends                                -                    -                                        -

Net income available
to common shareholders                              $ 157,777              185,901                   -            $ 343,678

Net income per common share
    Primary                                         $    0.06                                                      $   0.02
    Fully diluted                                   $    0.05                                                      $   0.02

Weighted Average Number of
    Common and Common equivalent
    shares outstanding:                             2,722,614                                                    21,970,414



 See accompanying notes to unaudited pro forma condensed combined financial information.


Unaudited Pro Forma Condensed Combined Statements of Operations
Nine-month period ended March 31, 1997


                                                   LOGIMETRICS            MMTECH
                                                 MARCH 31, 1997       MARCH 31, 1997                              COMBINED
                                                   HISTORICAL            HISTORICAL         ADJUSTMENTS        MARCH 31, 1997


Net revenues                                     $ 5,246,353            3,635,388           (375,000)          $ 8,506,741

Cost and expenses:
    Cost of revenues                               5,546,086            2,210,881           (375,000)            7,381,967
    Selling, general and admin.                    1,617,835              936,148               -                2,553,983

Income (loss) from operations                     (1,917,568)             488,359               -               (1,429,209)

Net interest expense                                 525,350               26,877               -                  552,227
Income tax expense (benefit)                            -                 161,524               -                  161,524

Net Income (loss)                                 (2,442,918)             299,959               -               (2,142,959)

Preferred stock dividends                            171,079                  -                                    171,079

Net income (loss) available
to common shareholders                          $ (2,613,997)             299,959               -             $ (2,314,038)

(Loss) per common share
    Primary                                     $      (0.87)                                                 $      (0.10)
    Fully diluted                               $      (0.87)                                                 $      (0.10)

Weighted Average Number of
    Common and Common equivalent
    shares outstanding:                             3,004,191                                                   22,251,991




See accompanying notes to unaudited pro forma condensed combined financial information.



         Unaudited Pro Forma Condensed Combined Statement of Operations
                     Nine-month period ended March 31, 1996

                                                   LOGIMETRICS            MMTECH
                                                 MARCH 31, 1996        JULY 31, 1996                              COMBINED
                                                   HISTORICAL            HISTORICAL         ADJUSTMENTS        MARCH 31, 1996


Net revenues                                       $ 3,526,633            3,434,937           (334,750)           $6,626,820

Cost and expenses:
    Cost of revenues                                 5,614,233            2,363,965           (334,750)            7,643,448
    Selling, general and admin.                      1,564,848              779,230                  --            2,344,078

Income (loss) from operations                       (3,652,448)              291,742                  --          (3,360,706)

Net interest expense                                   250,678                40,015                  --             290,693
Income tax expense (benefit)                          (299,000)               52,250                  --            (246,750)

Net Income (loss)                                   (3,604,126)              199,477                  --          (3,404,649)

Preferred stock dividends
                                                                 -                                                      -
Net income (loss) available
to common shareholders                            $ (3,604,126)              199,477                  --        $ (3,404,649)

(Loss) per common share
    Primary                                            $ (1.26)                                                    $   (0.15)
    Fully diluted                                      $ (1.26)                                                    $   (0.15)

Weighted Average Number of
    Common and Common equivalent
    shares outstanding:                               2,860,602                                                   22,108,402



See accompanying notes to unaudited pro forma condensed combined financial information.


                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION


     (a) Weighted average number of common and common share equivalents include 19,247,800 common shares issued in the merger.

     (b) The pro forma adjustments to common stock and additional paid-in capital represent the exchange of mmTech common stock for LogiMetrics common stock.

     (c) The pro forma adjustments to revenues and cost of revenues represent the elimination of inter-company sales between mmTech and LogiMetrics.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LOGIMETRICS, INC.



                                          By:/s/ Norman M. Phipps
                                          --------------------------------
                                          Norman M. Phipps
                                          President and Chief Operating Officer


      Date: July 9, 1997